FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2018

ATTIS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

12540 Broadwell Road, Suite 2104
Milton, GA 30004

(Address of principal executive offices, including Zip Code)

(678) 580-5661
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 21, 2018, Attis Industries Inc. (the “Company”) accepted the resignation of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm effective June 4, 2018.

Moss Adams audited the financial statements of the Company for the year ended December 31, 2017. Hein & Associates LLP (“Hein”), which combined with Moss Adams in November 2017, audited the financial statements of the Company for the year ended December 31, 2016. The audit reports of Moss Adams on the Company’s financial statements for the year ended December 31, 2017 and of Hein on the Company’s financial statements for the year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Moss Adams on the Company’s financial statements for the year ended December 31, 2017 contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern.

During the Company’s recent fiscal years ended December 31, 2016 and 2017, and through the subsequent interim period preceding Moss Adams’ resignation, there were no disagreements between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moss Adams would have caused them to make reference thereto in their report on the Company’s financial statements for such year.

During the Company’s recent fiscal years ended December 31, 2016 and 2017, and through the subsequent interim period preceding Moss Adams’ resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, except that the Company’s internal control over financial reporting was not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting. As disclosed in the Registrant’s Annual Report on form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on form 10-Q for the quarter ended March 31, 2018 there was found to be a: (1) lack of segregation of duties; and (2) lack of review and disclosure controls.

The Company has provided Moss Adams a copy of the disclosures in this Form 8-K and has requested that Moss Adams and Hein furnish it with a letter addressed to the Securities and Exchange Commission stating whether each agrees with the Company’s statements herein. Copies of the letters dated May 25, 2018 are filed as Exhibit 16.1 and Exhibit 16.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

16.1*	Letter from Moss Adams LLP, regarding change in independent registered public accounting firm
16.2*	Letter from Hein & Associates LLP, regarding change in independent registered public accounting firm

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATTIS INDUSTRIES INC.

Date: May 25, 2018	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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